Derivative Financial Instruments	12 Months Ended
Sep. 28, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
DERIVATIVE FINANCIAL INSTRUMENTS
Our business operations give rise to certain market risk exposures mostly due to changes in commodity prices, foreign currency exchange rates and interest rates. We manage a portion of these risks through the use of derivative financial instruments, primarily futures and options, to reduce our exposure to commodity price risk, foreign currency risk and interest rate risk. Forward contracts on various commodities, including grains, livestock and energy, are primarily entered into to manage the price risk associated with forecasted purchases of these inputs used in our production processes. Foreign exchange forward contracts are entered into to manage the fluctuations in foreign currency exchange rates, primarily as a result of certain receivable and payable balances. We also periodically utilize interest rate swaps to manage interest rate risk associated with our variable-rate borrowings.
Our risk management programs are periodically reviewed by our Board of Directors’ Audit Committee. These programs are monitored by senior management and may be revised as market conditions dictate. Our current risk management programs utilize industry-standard models that take into account the implicit cost of hedging. Risks associated with our market risks and those created by derivative instruments and the fair values are strictly monitored, using Value-at-Risk and stress tests. Credit risks associated with our derivative contracts are not significant as we minimize counterparty concentrations, utilize margin accounts or letters of credit, and deal with credit-worthy counterparties. Additionally, our derivative contracts are mostly short-term in duration and we generally do not make use of credit-risk-related contingent features. No significant concentrations of credit risk existed at September 28, 2013.
We recognize all derivative instruments as either assets or liabilities at fair value in the Consolidated Balance Sheets, with the exception of normal purchases and normal sales expected to result in physical delivery. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged (i.e., cash flow hedge or fair value hedge). We qualify, or designate, a derivative financial instrument as a hedge when contract terms closely mirror those of the hedged item, providing a high degree of risk reduction and correlation. If a derivative instrument is accounted for as a hedge, depending on the nature of the hedge, changes in the fair value of the instrument either will be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings, or be recognized in other comprehensive income (loss) (OCI) until the hedged item is recognized in earnings. The ineffective portion of an instrument’s change in fair value is recognized in earnings immediately. We designate certain forward contracts as follows:

•	Cash Flow Hedges – include certain commodity forward and option contracts of forecasted purchases (i.e., grains) and certain foreign exchange forward contracts.

•	Fair Value Hedges – include certain commodity forward contracts of firm commitments (i.e., livestock).
Cash flow hedges
Derivative instruments, such as futures and options, are designated as hedges against changes in the amount of future cash flows related to procurement of certain commodities utilized in our production processes. We do not purchase forward and option commodity contracts in excess of our physical consumption requirements and generally do not hedge forecasted transactions beyond 18 months. The objective of these hedges is to reduce the variability of cash flows associated with the forecasted purchase of those commodities. For the derivative instruments we designate and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses representing hedge ineffectiveness are recognized in earnings in the current period. Ineffectiveness related to our cash flow hedges was not significant during fiscal 2013, 2012 and 2011.
We had the following aggregated notional values of outstanding forward and option contracts accounted for as cash flow hedges:

		in millions, except soy meal tons
	Metric	September 28, 2013	September 29, 2012
Commodity:
Corn	Bushels	5	12
Soy Meal	Tons	96,800	164,700
Foreign Currency	United States dollar	$60	$80

As of September 28, 2013, the net amounts expected to be reclassified into earnings within the next 12 months are pretax losses of $7 million related to grain and pretax gains of $1 million related to foreign currency. During fiscal 2013, 2012 and 2011, we did not reclassify significant pretax gains/losses into earnings as a result of the discontinuance of cash flow hedges due to the probability the original forecasted transaction would not occur by the end of the originally specified time period or within the additional period of time allowed by generally accepted accounting principles.
The following table sets forth the pretax impact of cash flow hedge derivative instruments in the Consolidated Statements of Income:

						in millions
	Gain/(Loss) Recognized in OCI on Derivatives			Consolidated Statements of Income Classification	Gain/(Loss) Reclassified from OCI to Earnings
	2013	2012	2011		2013	2012	2011
Cash Flow Hedge – Derivatives designated as hedging instruments:
Commodity contracts	$(29)	$24	$(5)	Cost of Sales	$(5)	$(16)	$25
Foreign exchange contracts	(2)	(8)	9	Other Income/Expense	(4)	4	—
Total	$(31)	$16	$4		$(9)	$(12)	$25

Fair value hedges
We designate certain futures contracts as fair value hedges of firm commitments to purchase livestock for slaughter. Our objective of these hedges is to minimize the risk of changes in fair value created by fluctuations in commodity prices associated with fixed price livestock firm commitments. We had the following aggregated notional values of outstanding forward contracts entered into to hedge firm commitments which are accounted for as a fair value hedge:

			in millions
	Metric	September 28, 2013	September 29, 2012
Commodity:
Live Cattle	Pounds	209	232
Lean Hogs	Pounds	384	239

For these derivative instruments we designate and qualify as a fair value hedge, the gain or loss on the derivative, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk, are recognized in earnings in the same period. We include the gain or loss on the hedged items (i.e., livestock purchase firm commitments) in the same line item, Cost of Sales, as the offsetting gain or loss on the related livestock forward position.

		in millions
	Consolidated Statements of Income Classification	2013	2012	2011
Gain/(Loss) on forwards	Cost of Sales	$21	$47	$(78)
Gain/(Loss) on purchase contract	Cost of Sales	(21)	(47)	78

Ineffectiveness related to our fair value hedges was not significant during fiscal 2013, 2012 and 2011.
Undesignated positions
In addition to our designated positions, we also hold forward and option contracts for which we do not apply hedge accounting. These include certain derivative instruments related to commodities price risk, including grains, livestock, energy and foreign currency risk. We mark these positions to fair value through earnings at each reporting date. We generally do not enter into undesignated positions beyond 18 months.
The objective of our undesignated grains, livestock and energy commodity positions is to reduce the variability of cash flows associated with the forecasted purchase of certain grains, energy and livestock inputs to our production processes. We also enter into certain forward sales of boxed beef and boxed pork and forward purchases of cattle and hogs at fixed prices. The fixed price sales contracts lock in the proceeds from a future sale and the fixed cattle and hog purchases lock in the cost. However, the cost of the livestock and the related boxed beef and boxed pork market prices at the time of the sale or purchase could vary from this fixed price. As we enter into fixed forward sales of boxed beef and boxed pork and forward purchases of cattle and hogs, we also enter into the appropriate number of livestock options and futures positions to mitigate a portion of this risk. Changes in market value of the open livestock options and futures positions are marked to market and reported in earnings at each reporting date, even though the economic impact of our fixed prices being above or below the market price is only realized at the time of sale or purchase. These positions generally do not qualify for hedge treatment due to location basis differences between the commodity exchanges and the actual locations when we purchase the commodities.
We have a foreign currency cash flow hedging program to hedge portions of forecasted transactions denominated in foreign currencies, primarily with forward and option contracts, to protect against the reduction in value of forecasted foreign currency cash flows. Our undesignated foreign currency positions generally would qualify for cash flow hedge accounting. However, to reduce earnings volatility, we normally will not elect hedge accounting treatment when the position provides an offset to the underlying related transaction that impacts current earnings.
We had the following aggregate outstanding notional values related to our undesignated positions:

		in millions, except soy meal tons
	Metric	September 28, 2013	September 29, 2012
Commodity:
Corn	Bushels	69	19
Soy Meal	Tons	204,600	1,200
Soy Oil	Pounds	11	17
Live Cattle	Pounds	60	68
Lean Hogs	Pounds	159	108
Foreign Currency	United States dollars	$95	$165

The following table sets forth the pretax impact of the undesignated derivative instruments in the Consolidated Statements of Income:

		in millions
	Consolidated Statements of Income Classification	Gain/(Loss) Recognized in Earnings
		2013	2012	2011
Derivatives not designated as hedging instruments:
Commodity contracts	Sales	$(10)	$(10)	$20
Commodity contracts	Cost of Sales	(24)	51	(2)
Foreign exchange contracts	Other Income/Expense	2	—	(3)
Total		$(32)	$41	$15

The following table sets forth the fair value of all derivative instruments outstanding in the Consolidated Balance Sheets:

	in millions
	Fair Value
	September 28, 2013	September 29, 2012
Derivative Assets:
Derivatives designated as hedging instruments:
Commodity contracts	$4	$32
Foreign exchange contracts	1	—
Total derivative assets – designated	5	32

Derivatives not designated as hedging instruments:
Commodity contracts	25	21
Foreign exchange contracts	2	1
Total derivative assets – not designated	27	22

Total derivative assets	$32	$54
Derivative Liabilities:
Derivatives designated as hedging instruments:
Commodity contracts	$29	$6
Foreign exchange contracts	—	1
Total derivative liabilities – designated	29	7

Derivatives not designated as hedging instruments:
Commodity contracts	72	96
Foreign exchange contracts	1	2
Total derivative liabilities – not designated	73	98

Total derivative liabilities	$102	$105

Our derivative assets and liabilities are presented in our Consolidated Balance Sheets on a net basis. We net derivative assets and liabilities, including cash collateral when a legally enforceable master netting arrangement exists between the counterparty to a derivative contract and us. See Note 13: Fair Value Measurements for a reconciliation to amounts reported in the Consolidated Balance Sheets in Other current assets and Other current liabilities.